1 Loan Portfolio Disclosures AS OF MARCH 31, 2025 Exhibit 99.2

2 Portfolio Segment Outstanding Classified Allowance Commercial (incl. Leases) $1,238 $22 0.81% Commercial Real Estate Investor $1,105 $14 1.41% Commercial Real Estate Owner Occ. $670 $27 1.08% Construction $205 $18 1.30% Residential Real Estate $260 $3 0.92% Multifamily $341 - 0.54% HELOC $105 $1 1.60% Other $16 - 0.06% Total $3,940 $85 1.05% Construction 5% Commercial RE Investor 28% Commercial RE Owner Occ. 17% Commercial (inc. Leases) 31% Multifamily 9% Residential Real Estate 7% HELOC 3% Loan Portfolio Composition (in millions) Q1 2025 Loan Portfolio Disclosures Total Loans and Allowance for Credit Losses Trend (in millions) $4,030 $4,043 $3,969 $3,977 $3,991 $3,981 $3,940 $52 $44 $44 $42 $44 $44 $42 $- $10 $20 $30 $40 $50 $60 $3,500 $3,600 $3,700 $3,800 $3,900 $4,000 $4,100 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Total Loans ACL

3 Criticized Loans (in millions) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $- $50 $100 $150 $200 $250 $300 $350 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Office CRE Healthcare Other Criticized Loans/ Total Loans Q1 2025 Loan Portfolio Disclosures $5,123 $3,603 $6,920 $8,202 $2,256 $1,802 $1,519 $19,361 $1,076 $- $5,000 $10,000 $15,000 $20,000 $25,000 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 OREO OREO Under Contract OREO (in thousands)

4 Loan Portfolio Composition by Origination (in millions) Maturity of Fixed-Rate CRE loans by quarter (in millions) Purchased Portfolio Segment Outstanding SNC Classified Multifamily $85 - - Manufacturing C&I $66 $8 $8 Construction $55 - - Industrial CRE $38 $28 - Office CRE $29 - $2 Mixed Use CRE $12 $12 $12 Retail CRE $12 - - Finance C&I $10 $10 - Other (under $10 million) $24 - - Total Purchased $331 $58 $22 Organic 92% Purchased 8% $38 $16 $23 $38 $39 $42 $61 $16 $50 $35 $7 $25 $3 $13 $10 $4 $7 $27 $- $20 $40 $60 $80 $100 $120 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Non-Owner CRE Owner CRE Multifamily Q1 2025 Loan Portfolio Disclosures

5 Property Type Outstanding LTV Classified Allowance Retail $305 55% - 1.01% Industrial $255 45% - 0.98% Office $210 59% $2 2.84% Hotel $66 52% - 1.24% Senior Living $66 55% - 0.89% Mixed-Use $65 65% $12 1.89% Parking Garage $50 47% - 0.90% Gas Station/ Convenience $47 51% - 0.87% Other (under $20 million) $41 48% - 0.97% Total $1,105 53% $14 1.41% Commercial Real Estate Investor Portfolio Composition (in millions) Retail 28% Office Industrial 19% 23% Mixed Use 6% Hotel 6% Senior Living 6% Other (under $20 million) 12% Illinois 56% Wisconsin 5% Texas 7% North Carolina 4% Other (under $30 million) 28% State Outstanding LTV Classified Illinois $620 55% $2 Texas $75 46% - Wisconsin $61 63% - North Carolina $40 47% - Indiana $29 37% - Florida $28 40% - Tennessee $23 38% - Pennsylvania $20 46% - Other (under $20 million) $209 56% - Total $1,105 53% $14 Q1 2025 Loan Portfolio Disclosures

6 Location Outstanding LTV Classified Allowance Illinois $179 61% $2 3.18% Chicago $34 69% - 3.38% Suburban $145 55% $2 3.14% Oklahoma $15 64% - 0.89% Texas $9 25% - 0.89% Colorado $6 54% - 0.89% Wisconsin $1 64% - 0.89% Total $210 59% $2 2.84% Office Commercial Real Estate Investor Portfolio Composition (in millions) Illinois - Chicago 16% Illinois - Suburban 69% Oklahoma 7% Texas 5% Colorado 3% $44 $44 $42 $44 $44 $42 $11 $10 $11 $9 $6 $6 $- $10 $20 $30 $40 $50 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 ACL ACL - Office Office Commercial Real Estate Investor Allowance Build (in millions) Q1 2025 Loan Portfolio Disclosures

7 Industry Outstanding Classified Allowance Health Care, Social Services $266 $19 2.25% Other Services $72 $3 0.37% Retail Trade $59 - 0.12% Manufacturing $57 $1 0.64% Real Estate, Leasing $50 - 0.21% Wholesale Trade $29 - 0.12% Arts, Entertainment $27 - 0.23% Accommodation, Food Service $22 $1 0.43% Other (under $20 million) $88 $3 0.40% Total $670 $27 1.08% Manufacturing 8% Retail Trade 9% Real Estate, Leasing 7% Healthcare 40% Other Services 11% Other (under $30 million) 25% Commercial Real Estate Owner-Occupied Portfolio Composition (in millions) Health Care, Social Outstanding Classified Allowance Assisted Living $135 $19 4.75% Skilled Nursing $62 - 1.48% Memory Care $46 - 1.19% Child Care $6 - 0.10% Independent Living $5 - 0.40% Other (under $5 million) $12 - 0.15% Total $266 $19 2.25% Skilled Nursing 23% Assisted Living 51% Memory Care 17% Independent 2% Child Care 2% Other (under $5 million) 5% Q1 2025 Loan Portfolio Disclosures

8 Commercial & Industrial Outstanding Classified Manufacturing $426 $15 Construction $146 $2 Professional $112 - Transportation $110 - Administrative, Waste Service $80 - Wholesale Trade $73 $5 Health Care, Social Services $55 - Real Estate, Leasing $47 - Finance, Insurance $43 - Agriculture, Forestry $27 - Retail Trade $22 - Other (under $20 million) $97 - Total $1,238 $22 Commercial (including Leases) Portfolio Composition (in millions) Construction 12% Manufacturing 34% Wholesale Trade 6% Transportation 9% Professional Administration, 9% Waste Service 7% Health Care, Social Services 4% Other (under $50 million) 19% Commercial Revolving Line Utilization (outstanding in millions) $648 $683 $675 $641 $654 $677 $653 $587 55% 54% 53% 53% 55% 56% 55% 52% 30% 35% 40% 45% 50% 55% 60% $400 $450 $500 $550 $600 $650 $700 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Q1 2025 Loan Portfolio Disclosures

9 Net Charge-offs (Recoveries) (in thousands) Portfolio 6/30/2024 (Q) 9/30/2024 (Q) 12/31/2024 (Q) 3/31/2025 (Q) 3/31/2025 (TTM) NCO(R) % Commercial (incl. Leases) $62 $36 $8,583 $3,507 $12,188 0.98% Commercial Real Estate Investor $4,560 ($149) ($173) ($14) $4,224 0.38% Office CRE $4,128 - - - $4,128 1.82% Commercial Real Estate Owner Occupied $1,162 ($44) ($3,739) $39 ($2,582) (0.39%) Health Care $1,281 - ($3,531) - ($2,250) (0.79%) Construction - - - $821 $821 0.40% Residential Real Estate ($12) ($29) $232 ($32) $159 0.06% Multifamily - - - - - 0.00% HELOC ($15) ($14) ($45) ($12) ($86) (0.08%) Other $37 $45 $37 $44 $163 1.12% Total $5,794 ($155) $4,895 $4,353 $14,887 0.38% 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Beginning ACL Balance $44,264 $44,113 $42,269 $44,422 $43,619 Provision $3,544 $3,950 $1,998 $4,092 $2,285 Net Charge-off (Recovery) $3,695 $5,794 ($155) $4,895 $4,353 Ending ACL Balance $44,113 $42,269 $44,422 $43,619 $41,551 Allowance for Credit Losses (in thousands) Q1 2025 Loan Portfolio Disclosures